                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(B)(2)
                             ---------------------

                       IBJ WHITEHALL BANK & TRUST COMPANY
              (Exact name of trustee as specified in its charter)

                  NEW YORK                                      13-6022258
       (Jurisdiction of incorporation                        (I.R.S. employer
or organization if not a U.S. national bank)                identification No.)

    ONE STATE STREET, NEW YORK, NEW YORK                           10004
  (Address of principal executive offices)                      (Zip code)

                      LUIS PEREZ, ASSISTANT VICE PRESIDENT
                       IBJ WHITEHALL BANK & TRUST COMPANY
                                ONE STATE STREET
                            NEW YORK, NEW YORK 10004
                                 (212) 858-2000
           (Name, address and telephone number of agent for service)

                  ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                      52-2126573
       (State or other jurisdiction of                        (I.R.S employer
       incorporation or organization)                       identification No.)

          501 L. STREET, SUITE 500                                 99501
              ANCHORAGE, ALASKA                                 (Zip code)
  (Address of principal executive offices)

                   9 3/8% Senior Subordinated Notes Due 2009

                        (Title of indenture securities)

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
ITEM 1. GENERAL INFORMATION

    Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

    New York State Banking
    Department
    Two Rector Street
    New York, New York

    Federal Deposit Insurance
    Corporation
    Washington, D.C.

    Federal Reserve Bank of New York
    Second District
    33 Liberty Street
    New York, New York

(b) Whether it is authorized to exercise corporate trust powers.

    Yes

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

    If the obligor is an affiliate of the trustee; describe each such affiliation.

    The obligor is not an affiliate of the trustee.

ITEM 13. DEFAULTS BY THE OBLIGOR.

(a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

    None

(b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligors are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

    None

ITEM 16. LIST OF EXHIBITS.

    List below all exhibits filed as part of this statement of eligibility.

    *1. A copy of the charter of IBJ Whitehall Bank & Trust Company as amended to date. (See Exhibit 1A to Form T-1, Securities and Exchange Commission File No 22-18460 and Exhibit 25.1 to Form T-1, Securities and Exchange Commission File No. 333-46849).

    *2. A copy of the Certificate of Authority of the trustee to Commence
       Business (Included in Exhibit 1 above).

    *3. A copy of the Authorization of the trustee to exercise corporate trust powers, as amended to date (See Exhibit 4 to Form T-1, Securities and Exchange Commission File No. 22-19146).

    *4. A copy of existing By-Laws of the trustee, as amended to date (See
       Exhibit 25.1 to Form T-1, Securities and Exchange Commission File No. 33-46849).

    5.  Not Applicable.

    6. The consent of United States institutional trustee required by Section 321(b) of the Act.

    7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

* The Exhibits thus designated are incorporated herein by reference as exhibits hereto. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

                                      NOTE

    In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor and its directors or officers, the trustee has relied upon information furnished to it by the obligor.

    Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Item 2, the answer to said
Item is based on incomplete information.

    Item 2, may, however be considered as correct unless amended by an amendment to this Form T-1.

    Pursuant to General Instruction B, the trustee has responded to Items 1, 2 and 16 of this form since to the best knowledge of the trustee as indicated in
Item 13, the obligor is not in default under any indenture under which the applicant is trustee.

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, IBJ Whitehall Bank & Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility & qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 14th day of June, 1999.

                                              IBJ WHITEHALL BANK & TRUST COMPANY

                                              By:        /s/ LUIS PEREZ
                                                         ----------------------------------------
                                                         Luis Perez
                                                         Assistant Vice President

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, IBJ Whitehall Bank & Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility & qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 14th of June, 1999.

                                              IBJ WHITEHALL BANK & TRUST COMPANY

                                              By:        /s/ LUIS PEREZ
                                                         ----------------------------------------
                                                         Luis Perez
                                                         Assistant Vice President

                                   EXHIBIT 6
                               CONSENT OF TRUSTEE

    Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the issuance Alaska Communications Systems Holdings, Inc., of its 9 3/8% Senior Subordinated Notes Due 2009, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                IBJ WHITEHALL BANK & TRUST COMPANY

                                By:  /s/ LUIS PEREZ
                                     -----------------------------------------
                                     Luis Perez
                                     Assistant Vice President

Dated: June 14, 1999

                                   EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF
                       IBJ SCHRODER BANK & TRUST COMPANY
                             OF NEW YORK, NEW YORK
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES

                         REPORT AS OF DECEMBER 31, 1998

                                                                                                          DOLLAR AMOUNTS
                                                                                                           IN THOUSANDS
                                                                                                          --------------
                                                         ASSETS

       1.  Cash and balance due from depository institutions:
           a. Non-interest-bearing balances and currency and coin.......................................   $     26,852
           b. Interest-bearing balances.................................................................   $     17,489

       2.  Securities
           a. Held-to-maturity securities...............................................................   $        -0-
           b. Available-for-sale securities.............................................................   $    207,069

       3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries and in
           IBFs

           Federal Funds sold and Securities purchased under agreements to resell.......................   $     80,389

       4.  Loans and lease financing receivables:
           a. Loans and leases, net of unearned income....................................  $  2,033,599
           b. LESS: Allowance for loan and lease losses...................................  $     62,853
           c. LESS: Allocated transfer risk reserve.......................................  $        -0-
           d. Loans and leases, net of unearned income, allowance, and reserve..........................   $  1,970,746

       5.  Trading assets held in trading accounts......................................................   $        848

       6.  Premises and fixed assets (including capitalized leases).....................................   $      1,583

       7.  Other real estate owned......................................................................            -0-

       8.  Investments in unconsolidated subsidiaries and associated companies..........................   $        -0-

       9.  Customers' liability to this bank on acceptances outstanding.................................   $        340

      10.  Intangible assets............................................................................   $     11,840

      11.  Other assets.................................................................................   $     66,691

      12.  TOTAL ASSETS.................................................................................   $  2,383,847

                                   EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF
                       IBJ SCHRODER BANK & TRUST COMPANY
                             OF NEW YORK, NEW YORK
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES

                         REPORT AS OF DECEMBER 31, 1998

                                                                                                          DOLLAR AMOUNTS
                                                                                                           IN THOUSANDS
                                                                                                          --------------
                                                      LIABILITIES

      13.  Deposits:
           a. In domestic offices.......................................................................   $    804,562

           (1) Noninterest-bearing........................................................  $    168,822
           (2) Interest-bearing...........................................................  $    635,740

           b. In foreign offices, Edge and Agreement subsidiaries, and IBFs.............................   $    865,076

           (1) Noninterest-bearing........................................................  $     16,554
           (2) Interest-bearing...........................................................  $    868,522

      14.  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in
           IBFs:

           Federal Funds purchased and Securities sold under agreements to repurchase...................   $    225,000

      15.  a. Demand notes issued to the U.S. Treasury..................................................   $        674

           b. Trading Liabilities.......................................................................   $        560

      16.  Other borrowed money:
           a. With a remaining maturity of one year or less.............................................   $     38,002
           b. With a remaining maturity of more than one year...........................................   $      1,375
           c. With a remaining maturity of more than three years........................................   $      1,550

      17.  Not applicable.

      18.  Bank's liability on acceptances executed and outstanding.....................................   $        340

      19.  Subordinated notes and debentures............................................................   $    100,000

      20.  Other liabilities............................................................................   $     74,502

      21.  TOTAL LIABILITIES............................................................................   $  2,131,641

      22.  Limited-life preferred stock and related surplus.............................................   $        N/A

                                   EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF
                       IBJ SCHRODER BANK & TRUST COMPANY
                             OF NEW YORK, NEW YORK
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES

                         REPORT AS OF DECEMBER 31, 1998

                                                                                                          DOLLAR AMOUNTS
                                                                                                           IN THOUSANDS
                                                                                                          --------------
                                                     EQUITY CAPITAL

      23.  Perpetual preferred stock and related surplus................................................   $        -0-

      24.  Common stock.................................................................................   $     28,958

      25.  Surplus (exclude all surplus related to preferred stock).....................................   $    210,319

      26.  a. Undivided profits and capital reserves....................................................   $     11,655

           b. Net unrealized gains (losses) on available-for-sale securities............................   $      1,274

      27.  Cumulative foreign currency translation adjustments..........................................   $        -0-

      28.  TOTAL EQUITY CAPITAL.........................................................................   $    252,206

      29.  TOTAL LIABILITIES AND EQUITY CAPITAL.........................................................   $  2,383,847